FINANCIAL EXPENSES, NET (Tables)	12 Months Ended
Dec. 31, 2025
Financial Expenses Net
SCHEDULE OF FINANCIAL EXPENSES

	Year Ended December 31
	2025	2024	2023

Bank fees and interest	$20	$136	$124
Interest expenses from lease liabilities	185	47	62
Revaluation of financial asset at fair value	1,014	153	70
Finance income	(618)	(158)	(85)
Financial expenses	$601	$178	$171